UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
October 16, 2009
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
incorporation or organization)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-2.1
EX-99.1
EX-99.2

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
          Callon Petroleum Company entered into an Agreement to Exchange, effective as of October 19, 2009, under which holders of 73.5% of Callon’s $200 million 9.75% Senior Notes due 2010 (“Senior Notes”) agreed to tender their outstanding Senior Notes in Callon’s exchange offer and consent solicitation commenced on October 21, 2009. A copy of the Agreement to Exchange is attached hereto as Exhibit 1.1 and is incorporated herein by reference.
Section 2 – Financial Information
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          On October 16, 2009, Callon entered into an Amendment No. 3 and Agreement effective as of October 16, 2009 (the “Amendment”) to its Second Amended and Restated Credit Agreement, as amended (the “Credit Agreement”). The Amendment was entered into in connection with the exchange offer and consent solicitation described below, and reaffirms the amount of the borrowing base and waives the application of certain financial covenants for the fiscal quarter ended September 30, 2009.
          The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
          On October 21, 2009, Callon commenced an exchange offer and consent solicitation for any and all of its outstanding Senior Notes. Reference is made to the related offering memorandum which is filed with this Current Report as Exhibit 99.1 and is incorporated herein by reference. In connection with the exchange offer and consent solicitation commenced on October 21, 2009, Callon is filing a press release with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Title of Document
1.1	Agreement to Exchange dated as of October 19, 2009.

2.1	Amendment No. 3 and Agreement, dated as of October 16, 2009, to Callon’s Second Amended and Restated Credit Agreement.

99.1	Offering Memorandum dated October 21, 2009

99.2	Press release dated October 20, 2009 announcing commencement of exchange offer and consent solicitation

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
October 22, 2009	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document
1.1	Agreement to Exchange dated as of October 19, 2009.

2.1	Amendment No. 3 and Agreement, dated as of October 16, 2009, to Callon’s Second Amended and Restated Credit Agreement.

99.1	Offering Memorandum dated October 21, 2009

99.2	Press release dated October 20, 2009 announcing commencement of exchange offer and consent solicitation